UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

Long Blockchain Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12-1 Dubon Court, Farmingdale, NY	11735
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 542-2832

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Explanatory Note

On February 16, 2018, Long Blockchain Corp. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report a letter received from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”). This Amendment No. 1 to the Current Report on Form 8-K/A amends and restates Item 3.01 of the Report to include additional information relating to the letter received from the Staff.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2018, the Company received a notice from the Staff indicating that they had determined to delist the Company’s securities under the discretionary authority granted to Nasdaq pursuant to Nasdaq Rule 5101. The notification letter stated that the Staff believed that the Company made a series of public statements designed to mislead investors and to take advantage of general investor interest in bitcoin and blockchain technology, thereby raising concerns about the Company’s suitability for exchange listing. The notification letter also stated that the Staff was revoking its January 23, 2018 notification to the Company that it had regained compliance with the market value of listed securities requirement of Rule 5550(b)(2) (the “MVLS Rule”). The revocation was based on the Staff’s view that the Company’s return to compliance with the MVLS Rule was a result of the disclosures with which the Staff had taken issue.

The Company strongly disagrees with the Staff’s determination and, accordingly, has appealed to a Hearings Panel. As a result, the Staff’s notification has no effect at this time on the listing of the Company’s common stock, and the stock will continue to trade uninterrupted under the symbol “LBCC.”

In connection with the appeal, in addition to addressing the Staff’s discretionary authority concerns, the Company will need to demonstrate its ability to comply with the MVLS Rule or the alternative listing requirement of $2.5 million in stockholders’ equity. In order to regain compliance with the MVLS Rule, the market value of the Company’s listed securities must remain at $35 million or more for a minimum of ten consecutive business days (Nasdaq has the discretion to monitor compliance for as long as 20 consecutive business days before deeming the Company in compliance).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2018	LONG BLOCKCHAIN CORP.

	By:	/s/ Shamyl Malik
Shamyl Malik
Chief Executive Officer

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